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                                                                    Exhibit 99.2



                                 CBS CORPORATION
                              EARNINGS INFORMATION
                                 FOURTH QUARTER




 (in millions except per share data)                                         Three Months Ended   Twelve Months Ended
                                                                                December 31           December 31
                                                                             ------------------   -------------------

                                                                               1999       1998       1999       1998
                                                                             ------------------   -------------------
Revenues                                                                     $ 2,219    $  1,791    $ 7,373    $ 6,805

Operating expenses                                                            (1,658)    (1,477)    (5,573)    (5,589)
Depreciation and amortization                                                   (218)      (151)      (669)      (571)
Residual costs of discontinued businesses                                        (45)       (46)      (175)      (163)
                                                                             -------    --------   -------    -------
Operating costs and expenses                                                  (1,921)    (1,674)    (6,417)    (6,323)
                                                                             -------    --------   -------    -------
Operating profit                                                                 298        117        956        482

Other income and expenses, net                                                     7         14         11         43

Interest expense, net                                                            (61)       (98)      (204)      (370)
                                                                             -------    --------   -------    -------
Income from Continuing Operations before income tax,
   minority interest in income of consolidated subsidiaries and
   equity in loss of unconsolidated affiliated companies                         244         33        763        155

Income tax expense                                                              (159)       (27)      (461)      (161)

Minority interest in income of consolidated subsidiaries                         (21)        (3)       (72)        (6)

Equity in loss of unconsolidated affiliated companies, net of income taxes       (45)        --        (73)        --
                                                                             -------    --------   -------    -------
Income (loss) from Continuing Operations                                          19          3        157        (12)

Gain on disposal of Discontinued Operations, net of income taxes                 232         --        628         --

Extraordinary loss on early extinguishment of debt, net of income taxes           --         (4)        (5)        (9)
                                                                             -------    --------   -------    -------

Net income (loss)                                                            $   251   ($     1)   $   780   ($    21)
                                                                             =======    =======    =======    =======
Average shares outstanding:
    Basic                                                                        721        691        702        696
    Diluted                                                                      750        703        721        696

Basic earnings (loss) per common share:
   Continuing Operations                                                     $  0.03    $  0.00    $  0.22   ($  0.02)
   Discontinued Operations                                                   $  0.32    $  0.00    $  0.89    $  0.00
   Extraordinary item                                                        $  0.00    $  0.00   ($  0.01)  ($  0.01)
                                                                             -------    --------   -------    -------
Basic earnings (loss) per common share                                       $  0.35    $  0.00    $  1.10   ($  0.03)
                                                                             =======    =======    =======    =======
Diluted earnings (loss) per common share:
   Continuing Operations                                                     $  0.03    $  0.00    $  0.22   ($  0.02)
   Discontinued Operations                                                   $  0.31    $  0.00    $  0.87    $  0.00
   Extraordinary item                                                        $  0.00    $  0.00   ($  0.01)  ($  0.01)
                                                                             -------    --------   -------    -------
Diluted earnings (loss) per common share                                     $  0.34    $  0.00    $  1.08   ($  0.03)
                                                                             =======    =======    =======    =======
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